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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)         November 19, 1999
                                                 -----------------------------


                                  MINIMED INC.
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                      0-26268                95-4408171
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(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)



12744 San Fernando Road, Sylmar, California                       91342
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code      (818) 362-5958
                                                   -------------------------


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

         On November 19, 1999, MiniMed Inc. announced a patient notification relating to its Model 508 insulin infusion pump. The press release filed as an exhibit hereto, and incorporated by reference herein, provides additional details regarding the patient notification.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The Exhibits to this report are listed in the Index to Exhibits on page 3.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 19, 1999        MINIMED INC.


                               By:   /s/ Eric S Kentor
                                     --------------------------------
                               Name: Eric S. Kentor
                               Its: Senior Vice President, General Counsel and Secretary






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                                INDEX TO EXHIBITS


Exhibit No.                       Description
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  99.1                            Press release dated November 19, 1999









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